Future Minimum Annual Lease Payments (Detail)	Dec. 31, 2015 USD ($)
Operating Leases, Future Minimum Payments Due
2016	$ 478,040
2017	455,600
2018	411,768
2019	422,301
2020	432,835
Thereafter	368,011
Total	$ 2,568,555